DA _____________
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                Allianz Life Insurance Company of North America
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[Allianz Alterity(TM)]
Individual Flexible Payment Variable Deferred Annuity Application
Issued by Allianz Life Insurance Company of North America (Allianz Life), Minneapolis, MN
Countrywide except NY
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1. ACCOUNT REGISTRATION
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Owner is Individual (must be age 90 or younger.)

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Individual Owner First Name    Middle Initial Last Name       (Jr or Sr), or III

Owner is __Trust __Qualified Plan __Custodian (If Trust, please include the date of Trust in the name.)

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Non-Individual Owner Information
If Trust is Owner, please refer to Trustee Representation form.

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Tax ID number                           Social Security number

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Sex __M  __F         Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? __Yes  No__  If no, need W8-BEN.
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JOINT OWNER(Optional) (Must be the spouse of the Contract Owner except in the states of CA, NJ, OR and PA.) (Must be age 90 or younger.)
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First Name                     Middle Initial Last Name       (Jr or Sr), or III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                   -------------------------    --------------------------------
Sex __M  __F         Date of Birth (mm/dd/yyyy)  Social Security number

Are you a U.S. Citizen? __Yes  No__  If no, need W8-BEN.

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Relationship to Contract Owner
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ANNUITANT (Must complete if different than Contract Owner.) (Must be age 90 or younger.)
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First Name                     Middle Initial Last Name       (Jr or Sr), or III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                   -------------------------    --------------------------------
Sex __M  __F       Date of Birth (mm/dd/yyyy)   Social Security number

Are you a U.S. Citizen? __Yes  No__  If no, need W8-BEN.
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2. PURCHASE PAYMENT
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This section must be completed. Please make check payable to Allianz Life.
$10,000 minimum Purchase Payment required. If optional PRIME Plus Benefit is selected, then $25,000 initial minimum Purchase Payment required.

____Purchase Payment  enclosed with  application

                Purchase Payment amount $_______________________

____This contract will be funded by a 1035 exchange, Tax Qualified Transfer/Rollover, CD Transfer or Mutual Fund Redemption.(If checked, please include the appropriate forms.)

F40269 (1-06)

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3. PLAN SPECIFICS
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This section must be completed to indicate how this contract should be issued.

NonQualified:__

Inherited IRA's: __IRA  __Roth IRA  __SEP IRA
Qualified IRA's: __IRA  __Roth IRA  __SEP IRA
                 __Roth Conversion New Roth or IRA contribution for tax year____ Qualified Plans: __403(b)(90-24 transfer) __401 __401 One Person Defined Benefit

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4. REPLACEMENT
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This section must be completed.

Do you have existing life insurance or annuity contracts? __YES*  __No

If yes, will the annuity contract applied for replace or change existing
contracts or policies?                                    __YES*  __No

If yes, the Registered Representative must answer the replacement question in section 11 of this application. *Please include the appropriate forms for NAIC Model Regulation states.

F40269 (1-06)

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5. INCOME BENEFIT OPTION
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YOU MUST SELECT whether to receive the PRIME Plus Benefit or not. NOTE: If the
PRIME Plus Benefit is selected, then $25,000 initial minimum Purchase Payment is required.

To   receive the PRIME Plus Benefit you must check the following box:
__PRIME Plus Benefit (Available to owners age [79] or younger at time of selection at additional cost.) BY SELECTING THE PRIME PLUS BENEFIT, I CONSENT THAT ALLIANZ LIFE MAY REALLOCATE MY CONTRACT VALUE IN ACCORDANCE WITH THE ASSET ALLOCATION AND TRANSFER PROVISIONS IN THE CONTRACT.

If you do not want to receive the PRIME Plus Benefit you must check the following box:
     __No PRIME Plus Benefit (No additional cost.)

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6. DEATH BENEFIT OPTIONS
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You must choose only ONE of the following Death Benefit Options. Upon making your selection, it cannot be changed.

__Traditional Guaranteed Minimum Death Benefit (No additional cost.)
__Enhanced Guaranteed Minimum Death Benefit (Optional) (Available to owners age
  79 or younger on the Issue Date at additional cost.)
__Earnings Protection Guaranteed Minimum Death Benefit (Optional) (Available to
  owners age 75 or younger on the Issue Date at additional cost.)
IF NO SELECTION IS MADE, THE TRADITIONAL GUARANTEED MINIMUM DEATH BENEFIT WILL APPLY.
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7. PURCHASE PAYMENT ALLOCATION
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[COMPLETE THIS SECTION FOR ALLOCATIONS AND DOLLAR COST AVERAGING (DCA) SOURCE
INVESTMENT CHOICES. You may select up to 15 Investment Choices. Must use whole percentages (33.3% or dollars are not permitted). Total of percentages in this section must total 100%.

PLEASE NOTE: If DCA is being requested, DCA form must be attached to indicate which Investment Choices you wish to dollar cost average into. If this form is NOT attached and you request DCA, we cannot invest your Purchase Payement.

DCA FIXED OPTIONS (DCA Form must be attached.)
__% 12-Month DCA Fixed Option
__%  6-Month DCA Fixed Option

FUSIONPORTFOLIO
__% USAZ(R)Fusion Balanced
__% USAZ(R)Fusion Moderate
__% USAZ(R)Fusion Growth

SMALL CAP
__% Dreyfus Small Cap Stock Index
__% USAZ(R)Dreyfus Premier Small Cap Value
__% USAZ(R)Franklin Small Cap Value
__% USAZ(R)Oppenheimer Emerging Growth
__% USAZ(R)Salomon Brothers Small Cap Growth

MID CAP
__% Franklin Rising Dividends Securities
__% Mutual Shares Securities
__% USAZ(R)OCC Renaissance
__% USAZ(R)Van Kampen Aggressive Growth
__% USAZ(R)Van Kampen Mid Cap Growth
__% Franklin Small - Mid Cap Growth Securities

LARGE GROWTH
__% Franklin Large Cap Growth Securities
__% USAZ(R)Dreyfus Founders Equity Growth
__% USAZ(R)Jennison Growth
__% USAZ(R)Salomon Brothers Large Cap Growth
__% USAZ(R)Van Kampen Emerging Growth

INTERNATIONAL EQUITY
__% Mutual Discovery Securities
__% Templeton Foreign Securities
__% Templeton Growth Securities
__% USAZ(R)AIM International Equity
__% USAZ(R)Oppenheimer Global
__% USAZ(R)Oppenheimer International Growth
__% USAZ(R)Van Kampen Global Franchise

LARGE BLEND
__% Dreyfus Stock Index
__% Franklin Growth and Income Securities
__% USAZ(R)Jennison 20/20 Focus
__% USAZ(R)Oppenheimer Main Street
__% USAZ(R)Legg Mason Value

LARGE VALUE
__% USAZ(R)AIM Basic Value
__% USAZ(R)Davis NY Venture
__% USAZ(R)OCC Value
__% USAZ(R)Van Kampen Comstock
__% USAZ(R)Van Kampen Growth and Income

HIGH YIELD BONDS
__% Franklin High Income
__% PIMCO VIT High Yield

INTERMEDIATE-TERM BONDS
__% Franklin Zero Coupon - 2010
__% PIMCO VIT Emerging Markets Bond Portfolio
__% PIMCO VIT Global Bond Portfolio
__% PIMCO VIT Real Return
__% PIMCO VIT Total Return

SHORT-TERM BONDS
__% Franklin U.S. Government

SPECIALTY
__% Davis VA Financial
__% Franklin Global Communications Securities
__% Franklin Income Securities
__% Franklin Real Estate
__% PIMCO VIT All Asset Portfolio
__% PIMCO VIT Commodity Portfolio
__% Templeton Developing Markets Securities
__% USAZ(R)Legg Mason Growth
__% USAZ(R)Oppenheimer Emerging Technologies
__% USAZ(R)Van Kampen Equity and Income

CASH EQUIVALENT
__% USAZ(R) Money Market

TOTAL of _____________________%
(Must equal 100%)]

[Flexible Reblancing Quarterly: You may select Flexible Rebalancing on a QUARTERLY basis by checking this box __ if you have NOT selected any DCA Fixed Options, or the Dollar Cost Averaging Program. Your Flexible Rebalancing will be based on the same allocations as indicated above.

If you are requesting any other mode than quarterly for Flexible Rebalancing or if you are selecting a Dollar Cost Averaging Program, please complete the Flexible Rebalancing form and/or the Dollar Cost Averaging form.]
F40269 (1-06)
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8. TELEPHONE AUTHORIZATION
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___  Yes

     By checking "yes," I am authorizing and directing Allianz Life to act on telephone or electronic instructions from the registered representative and/or anyone authorized by him/her to transfer Contract Values among the Investment Choices. IF THE BOX IS NOT CHECKED, THIS AUTHORIZATION WILL BE PERMITTED FOR THE OWNER ONLY. Allianz Life will use reasonable procedures to confirm that these instructions are authorized as genuine. As long as these procedures are followed, Allianz Life and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost. The electronic transaction privilege may be modified or withdrawn at the discretion of the Company.

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9. BENEFICIARY DESIGNATION
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If the Beneficiary is a Trust, Qualified Plan or Custodian, please check the box and include the name below __Trust __401 Qualified Plan __Custodian

__Primary  __Contingent

----------   ------------------------- -----------------------------
Percentage   Tax ID number             Social Security number

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Non-Individual Beneficiary Information (If Trust, please include date of Trust in name.) (If owner is a 401 qualified plan, the plan must be the beneficiary.)
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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(If more than 4 beneficiaries, attach a list signed by Owner. At the Contract
Owner's death, the surviving Joint Owner becomes the Primary Beneficiary.)

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10. STATEMENT OF APPLICANT
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The following states require applicants to read and acknowledge the statement for your state below.

[ARIZONA: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the Annuity Contract for which you are applying. If for any reason you are not satisfied with the Annuity Contract, you may return the Contract within 10 days after you receive it for a full refund of the Contract Value. IF YOU ARE AGE 65 OR OLDER ON THE DATE OF THE APPLICATION, YOU MAY RETURN THE CONTRACT WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A FULL REFUND OF THE CONTRACT VALUE.

F40269 (1-06)

ARKANSAS, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, TENNESSEE: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or a denial of insurance benefits.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA, PENNSYLVANIA AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act(except VA), which is a crime and subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

FLORIDA: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

VERMONT: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.]

F40269 (1-06)
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10. STATEMENT OF APPLICANT (CONTINUED)
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By signing below, the Contract Owner acknowledges the statements mentioned above and understands that or agrees to the following:

I received a Prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT CHOICES, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life's rights or requirements.

---------------------------   -------------------------
Contract Owner's signature    Joint Owner's signature
(or Trustee, if applicable)   (or Trustee, if applicable)

----------------------------  -----------
Signed at (city and state)    Date signed      __Please send me a Statement of
                                                 Additional Information also
                                                 available on the SEC web site
                                                 (http://www.sec.gov).




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11. REGISTERED REPRESENTATIVE
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By signing below, the Registered Representative/Agent Certifies to the following:

I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Contract Owner(s) with the most current Prospectus. To the best of my knowledge the applicant: ___DOES___DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

1. ______________________________________                        [-------------
   Registered Representative's signature                           B/D Rep ID

   -----------------------------------------------                 -------
   Registered Representative's first and last name (please print)  % Split

2. __________________________________________________ Registered   ------------
   Representative's signature   (split case)                       B/D Rep ID

   --------------------------------------------------------        -------
   Registered Representative's first         (split case)          % Split
   and last name (please print)

3. __________________________________________________ Registered   ------------
   Representative's signature (split case)                         B/D Rep ID

   ----------------------------------------------------------      -------
   Registered Representative's first          (split case)         % Split]
   and last name (please print)

   --------------------------------------------
   Registered Representative's telephone number

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   Registered Representative's address

   -----------------------------------------------------------------------------
   Broker/dealer name (please print)

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   Authorized signature of broker/dealer (if required)

[Representative's FLORIDA Insurance License Number
(complete if application signed in Florida) ___________________________________]

[Commission Options: (Please check one) __ A  __ B  __ C]

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12. HOME OFFICE USE ONLY
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If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance or age require acceptance by the Owner(s).

F40269 (1-06)
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[                               MAILING INFORMATION

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

      REGULAR MAIL                    OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life-Allianz Service Center   Allianz Life-Allianz Service Center 824240
PO Box 824240                         c/o PNC Bank Lockbox
Philadelphia, PA 19182-4240           Route 38 and East Gate Drive
                                      Moorestown, NJ 08057

                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

      REGULAR MAIL                    OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life-Allianz Service Center   Allianz Life-Allianz Service Center
PO Box 1122                           300 Berwyn Park
Southeastern, PA 19398-1122           Berwyn, PA 19312-1179

For further questions, please call the Allianz Service Center at (800)
624-0197.]

F40269 (1-06)